UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  June 10, 2003


                        MICROCHIP TECHNOLOGY INCORPORATED
             (Exact Name Of Registrant As Specified In Its Charter)


           Delaware                    0-21184                   86-062904
(State Or Other Jurisdiction     (Commission File No.)         (IRS Employer
      Of Incorporation)                                      Identification No.)


           2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
                    (Address Of Principal Executive Offices)


                                 (480) 792-7200
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

     99.1 June 10, 2003 Press Release: Microchip Technology Business Update For June Quarter Fiscal Year 2004.

ITEM 9. REGULATION FD DISCLOSURE.

     This information is being furnished pursuant to Item 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION - as provided in SEC Release No. 34-47583.

     On June 10, 2003, we announced financial guidance for the quarter ending June 30, 2003. The complete release is attached to this report as Exhibit 99.1.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information required under this Item 12 is being provided under Item 9 -REGULATION FD DISCLOSURE - pursuant to the guidance set forth in SEC Release No. 34-47226.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Microchip Technology Incorporated
                                (Registrant)


Dated: June 10, 2003            By: /s/ Gordon W. Parnell
                                    --------------------------------------------
                                    Gordon W. Parnell
                                    Vice President, Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

                                    EXHIBITS

Exhibit 99.1 June 10, 2003 Press Release: Microchip Technology Business Update For June Quarter Fiscal Year 2004.